UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2011

RLI Corp.

(Exact name of registrant as specified in its charter)

Illinois	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

On May 5, 2011, RLI Corp. (“RLI”) held its annual meeting of stockholders (“Annual Meeting”). Matters voted upon at the Annual Meeting were (1) election of directors, (2) approval of the Company’s annual incentive compensation plan, (3) ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year, (4) approval of  a non-binding, advisory resolution on the compensation of the Company’s named executive officers, and (5) non-binding, advisory vote on the frequency of voting on the compensation of the Company’s named executive officers.

The final results of voting on each of the matters submitted to a vote of stockholders during the Annual Meeting are as follows.

		For	Withheld	Broker Non-Votes
1.	Election of Directors:	—	—	1,667,979
	Kaj Ahlmann	18,193,478	216,621	—
	Barbara R. Allen	17,885,306	524,793	—
	John T. Baily	18,176,524	233,575	—
	Jordan W. Graham	17,868,437	541,662	—
	Gerald I. Lenrow	17,974,664	435,435	—
	Charles M. Linke	18,170,677	239,422	—
	F. Lynn McPheeters	17,988,485	421,614	—
	Jonathan E. Michael	18,012,858	397,241	—
	Robert O. Viets	18,166,209	243,890	—

		For	Against	Abstentions	Broker Non-Votes
2.	Approval of annual incentive compensation plan	17,930,075	221,004	259,020	1,667,979

		For	Against	Abstentions	Broker Non-Votes
3.	Ratification of KPMG LLP as independent registered public accounting firm	19,832,925	212,939	32,214	—

		For	Against	Abstentions	Broker Non-Votes
4.	Approval of non-binding, advisory vote approving the compensation of Company’s named executive officers	17,421,086	630,977	358,036	1,667,979

		1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
5.	Non-binding, advisory vote on frequency of voting on compensation of Company’s named executive officers	10,500,529	345,795	7,226,360	337,415	—

Item 8.01  Other Events.

On May 5, 2011, RLI Corp. announced that its Board of Directors approved a quarterly dividend on its common stock of $0.30 per share.  The dividend is payable on June 20, 2011, to shareholders of record as of May 31, 2011.  Furnished as Exhibit 99.1 and incorporated herein by reference is the press release issued by RLI Corp.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 5, 2011.
This Exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.

Date: May 6, 2011	By:	/s/ Daniel O. Kennedy
Daniel O. Kennedy
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated May 5, 2011
This Exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.